UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the registrant  ☒                            Filed by a Party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under § 240.14a-12
AUTODESK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Your **Vote** Counts!

AUTODESK, INC.

2022 Annual Meeting
Vote by June 15, 2022
11:59 p.m. ET

AUTODESK, INC.
111 MCINNIS PARKWAY
SAN RAFAEL, CA 94903

D77034-P73278

You invested in AUTODESK, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 16, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 16, 2022
3:00 p.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/ADSK2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Andrew Anagnost	For
1b.	Karen Blasing	For
1c.	Reid French	For
1d.	Dr. Ayanna Howard	For
1e.	Blake Irving	For
1f.	Mary T. McDowell	For
1g.	Stephen Milligan	For
1h.	Lorrie M. Norrington	For
1i.	Betsy Rafael	For
1j.	Stacy J. Smith	For
2.	Ratify the appointment of Ernst & Young LLP as Autodesk, Inc.'s independent registered public accounting firm for the fiscal year ending January 31, 2023.	For
3.	Approve, on an advisory (non-binding) basis, the compensation of Autodesk, Inc.'s named executive officers.	For
4.	Approve the Autodesk 2022 Equity Incentive Plan.	For

NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D77035-P73278